EXHIBIT 10.5

                          SHAREHOLDER CONSENT AGREEMENT



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                          SHAREHOLDER CONSENT AGREEMENT

          THIS SHAREHOLDER CONSENT AGREEMENT (this "Agreement") is made and entered into effective as of the 16th day of December, 1998, by the undersigned shareholder of Triad Compressor, Inc., a Texas corporation (the "Company").

                                    RECITALS

     A. The Company, Saker One Corporation ("Parent") Triad Compressor, Inc.. a Nevada corporation ("Subsidiary") and Robert Kropf have entered into a Reorganization Agreement dated as of December 15, 1998 (the "Reorganization Agreement"). Capitalized terms not otherwise defined herein have the meaning ascribed to such terms as set forth in the Reorganization Agreement.

     B. The Reorganization Agreement is subject to the approval of the shareholders of the Company as described in the Notice to Shareholders dated December 16, 1998 (the "Notice") a copy of which has been delivered to the undersigned.

     C. The undersigned desires to provide this Agreement to the Company in order to approve the Reorganization Agreement and facilitate the transactions contemplated thereby.


                                   AGREEMENTS

          In consideration of the recitals and the mutual promises set forth in this Agreement, the parties agree as follows:

          1. CONSENT TO MERGER. The undersigned hereby consents that when the undersigned and all other shareholders of the Company (the "Shareholders") shall have signed counterparts of this Agreement, the following resolutions (the "Resolutions") shall then be deemed to be adopted, to the same extent and with the same force and effect as if adopted by unanimous vote at a formal meeting of the shareholders, duly called and held for the purpose of acting upon the proposal to adopt the Resolutions, all in accordance with Article 9.1 QA of the Texas Business Corporation Act.

          RESOLVED, that the Reorganization Agreement and Plan of Merger in the form attached hereto as Exhibit A, be and hereby are, approved and adopted by the undersigned holders of all shares of outstanding capital stock of the Company; and

          FURTHER RESOLVED, that the Company's officers be, and each hereby is, authorized to execute such instruments, certificates and documents and to do such other acts and things necessary or desirable to effectuate and consummate the adoption of such Reorganization Agreement and Plan of Merger; and

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          FURTHER  RESOLVED,  that in addition to the  specific  authorizations, conferred upon the officers of the Company, each of the Company's officers is authorized and empowered to do or cause to be done all further acts and things, including the preparation and execution and filing of Articles of Merger and Certificates of Merger, the execution of all such further agreements. documents, papers and instruments, as they, may deem necessary or appropriate in order to consummate and carry into effect the purposes and intent of the foregoing resolutions; and, if specific forms of resolutions are necessary or desirable in
the  opinion  of  the  Board  of  the  Company  to   accomplish   the  foregoing
transactions, then the same shall be deemed to have been and hereby are adopted, and the Secretary of the Company is authorized and directed to certify the adoption of all such resolutions as though such resolutions were specifically set forth herein and such resolutions are to be inserted in the records of the Company immediately following these resolutions.

          2. NOTICE OF MEETING AND PROXY. The undersigned hereby (i) acknowledges receipt of the Notice of Special Meeting of the Shareholders of the Company, to be held at 9330 LBJ Freeway, SUITE 900, DALLAS, TEXAS 75243, on December 26, 1998, at 10:00 a.m., Dallas time (the "Special Meeting") and the Reorganization Agreement and Plan of Merger enclosed therewith: and (ii) appoints James B. LaPorte with full power of substitution, the undersigned's proxy to vote, as designated below, all shares of stock of the Company held of record by the undersigned on December 116, 1998, at the Special Meeting upon such business as may properly come before the Special Meeting or any adjournment or postponement thereof:

          (a) For the adoption of the Resolutions set forth in Section 1 above; and

          (b) In the discretion of the Proxy on any other matter that may properly be brought before the meeting or any adjournment or postponement thereof.

          (c) This proxy may be revoked prior to the exercise of the powers conferred by the proxy. This proxy is solicited on behalf of the board of directors of the Company.

          3. SHAREHOLDER'S AGENT.

                  (a) James B. LaPorte (the "Shareholder's Agent") shall act as agent of the undersigned through whom all actions by the Shareholders of the Company relating to the Reorganization Agreement and the transactions contemplated thereby are to be taken by the Shareholders. In the event of the death, incapacity or resignation of the Shareholder's Agent, Michael R. Bloom shall become and act as the Shareholder's Agent. The Shareholder's Agent shall have full power and authority to act on behalf of the undersigned with respect to such matters and the undersigned shall be bound thereby. The undersigned shall not be entitled to act independently with respect to any action relating to the Reorganization Agreement, the Plan of Merger, the Stock Transfer Agreement and the transactions contemplated thereby and any such actions shall be taken solely by the Shareholder's Agent. This Agreement shall not restrict, limit or negate the authority of the Board of Directors of the Company to act on behalf of the Company and the Shareholders prior to the Effective Time.

                  (b) Although the board of directors of Intelligent Design Systems, Inc. ("IDS") declared a stock dividend of the shares of the company issuable to the shareholders of


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IDS on December 9, 1998, no stock  certificates  of the Company have been issued and the dividend has been recorded solely on the books of IDS and the Company. In order to facilitate the transaction and eliminate a need for the issuance of separate stock certificates to each shareholder of IDS to be returned in exchange for the shares to be issued by Parent pursuant to the Merger, the Shareholder's Agent is authorized on behalf of the undersigned to receive a single stock certificate issued to the Shareholder's Agent, as agent for the undersigned and all other shareholders of the Company in the aggregate amount of the shares of the Company issued pursuant to the stock dividend and to submit such stock certificate for delivery and cancellation in connection with the Merger in exchange for stock certificates of the Parent to be issued to each shareholder of the Company. The Shareholder's Agent is hereby appointed as agent and attorney in fact for the undersigned to execute and deliver any and all endorsements, stock powers or similar transfer documents as may be necessary or convenient in the discretion of the Shareholder's Agent to accomplish any of the transactions contemplated by the Reorganization Agreement. The Shareholder's Agent is authorized to take all other actions in connection with the Merger as may be necessary or convenient to implement the Merger.

                  (c) Upon receipt of the Merger Shares of Parent issued to the undersigned, the Shareholder's Agent shall promptly distribute such Merger Shares to the undersigned.

                  (d) The Shareholder's Agent shall not be responsible in any manner whatsoever for any failure or inability of Parent, or of anyone else, to deliver the Merger Shares to the Shareholder's Agent or otherwise to honor any of the provisions of this Agreement or the Reorganization Agreement.

                  (e) The Shareholder's Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, notice, consent, receipt or other paper or document in which he in good faith believe to be genuine and to have been signed or presented by the proper party or parties.

                  (f) The Shareholder's Agent shall not .be liable for any error of judgment. or any act done or step taken or omitted by him in good faith or for any mistake in fact or law, or for anything which they may do or refrain from doing in connection herewith, except for his own bad faith, willful misconduct or gross negligence.

                  (g) The Shareholder's Agent may seek the advice of legal counsel at the expense of the Company in the event of any dispute or question as to the construction of any of the provisions of this Agreement or the Reorganization Agreement or his duties hereunder or thereunder, and he shall incur no liability and shall be fully protected with respect to any action taken, omitted or suffered by him in good faith in accordance with the opinion of such counsel.

                  (h) If a controversy arises between one or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not, or to whom, the Shareholder's Agent shall deliver Merger Shares or as to any other matter arising out of or relating to this Agreement or the Reorganization Agreement, the Shareholder's Agent shall not be required to determine such controversy and need not make any delivery but may retain the same until the rights of the parties to the dispute shall have finally been determined by agreement or by final order of a court of competent jurisdiction; provided, however, that the time for appeal


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of any such final order has  expired  without an appeal  having  been made.  The
Shareholder's Agent shall be entitled to assume that no such controversy has arisen unless he has received a written notice that such a controversy has arisen which refers specifically to this Agreement and identifies by name and address the adverse claimants to the controversy.

          The undersigned will jointly and severally with all other Shareholders reimburse and indemnify the Shareholder's Agent for, and hold him harmless against, any loss, liability or expense, including, but not limited to, reasonable counsel fees and accounting fees incurred without bad faith, willful misconduct or gross negligence on his part, arising out of or in connection with his acceptance of, or the performance of, his duties and obligations under this Agreement and the Reorganization Agreement as well as the reasonable costs and expenses of defending against any claim or liability arising out of or relating to this Agreement or the Reorganization Agreement.

          4. INVESTMENT REPRESENTATIONS. The undersigned acknowledges that its acquisition of the Merger Shares is subject to the following investment representations:

                  (a) The offering and sale of the Merger Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act") by virtue of the provisions of either Section 4(2) of the 1933 Act or Rule 506 of Regulation D ("Regulation D") promulgated under the 1933 Act of the Securities and Exchange Commission (the "SEC");

                  (b) If the Parent is relying on Regulation D, the issuance of the Merger Shares will be reported by the Parent to the SEC to the extent required by Regulation D and will be reported by the Parent to various state securities or blue sky commissioners to the extent required by applicable state law;

                  (c) There is no existing public or other market for the Merger Shares and there can be no assurance that the undersigned will be able to sell or dispose of the Merger Shares;

                  (d) The Merger Shares to be acquired by the undersigned pursuant to the Reorganization Agreement are being acquired for the undersigned's own account, not as a nominee or agent for any other person and without a view to the distribution of such Merger Shares or any interest therein in violation of the 1933 Act;

                  (e) The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the undersigned's investment in the Merger Shares, is capable of bearing the economic risks of such investment. and is able to bear a complete loss of the undersigned's investment in the Merger Shares;

                  (f) The undersigned has read and understands the Notice and the undersigned has been provided, to the undersigned's satisfaction and at a reasonable time prior to the date hereof, the opportunity to ask questions of the Parent and its representatives concerning the Parent and the terms and conditions of the issuance of the Merger Shares, and has had all such questions answered to the undersigned's satisfaction and has been supplied all additional information deemed necessary by the undersigned to verify the accuracy of the information furnished to the undersigned;


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                  (g) The  undersigned  understands  that the Merger Shares have not been registered under the 1933 Act and that the Merger Shares must be held indefinitely and cannot be resold unless (i) the Merger Shares are subsequently registered under the 1933 Act or (ii) such sale is permitted pursuant to an available exemption from the registration requirements under the 1933 Act, as evidenced by a legal opinion reasonably satisfactory to the Parent;

                  (h) The undersigned understands that the Parent does not currently plan to register under the 1933 Act the Merger Shares and that there are substantial restrictions on the transferability of the Merger Shares;

                  (i)The undersigned understands that no federal or state agency has made any finding or determination as to the fairness of an investment in, nor any recommendation or endorsement of, the Merger Shares;

                  (j) The undersigned understands and is able to bear the risks and consequences of the following: (i) the risks involved in the investment in the Merger Shares, including the speculative nature of the investment in the Merger Shares; (ii) the financial risks involved in the investment in the Merger Shares, including the risk of losing the undersigneds entire investment; (iii) the lack of liquidity of the Merger Shares; and (iv) the restrictions on transferability of the Merger Shares. The undersigned understands that the Parent has provided no legal or financial advice concerning the securities law or tax consequences of an investment in the Merger Shares, and the undersigned has relied for such advice on the undersigneds own professional advisors. The undersigned has not been furnished any offering material, sales literature or prospectus except as mentioned herein:

                  (k) The undersigned has previously provided to IDS and the Company information regarding the status of the undersigned as a qualified or accredited investor under applicable securities laws and the undersigned represents that no change has occurred in the information previously furnished by the undersigned and that such information may be furnished by the Company to the Parent and Parent may rely on such information in determining the status of the undersigned.

          5. RELEASE. The undersigned, for himself, his heirs, personal representatives, successors and assigns, does hereby release, acquit, discharge and covenant not to sue the Surviving Corporation, its officers, directors, agents, attorneys, employees, successors and assigns, with respect to all past, present and future claims, expenses, losses, liabilities and obligations of any nature whatsoever, whether accrued or contingent, known or unknown, whether sounding in contract, tort or otherwise, based in whole or in any material part upon facts and circumstances in existence as of the Closing Date including, but not limited to, the actions taken by the Company in connection with the Reorganization Agreement, provided that the foregoing shall not apply to or release any claim for indemnification that the undersigned may have for any breach of representation or warranty by the Parent under the Reorganization Agreement.

          6. NOTICES

                  (a) All notices, instructions and other communications required or permitted to be given hereunder shall be given in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telegram, sent by overnight courier or mailed first-class, postage prepaid, registered or certified mail, to the Company, the Surviving Corporation or the Shareholder's Agent to the address set forth below or if to the undersigned, to the address set forth on the signature page hereto.


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If to Shareholder's Agent, Parent or the Surviving Corporation, to:

                  James B. LaPorte
                  120 South Denton Tap Road #450-C-113
                  Coppell, Texas 75019

                  (b) Any party to this Agreement may change the address to which such communications are to be directed to it by giving written notice to the other parties hereto in the manner provided in this paragraph.

          7. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of Texas without giving effect to any choice of law or conflict provision or rule (whether of the state of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Texas.

          8. TERM. This Agreement shall be irrevocable and coupled with an interest and shall be effective from the date first above written until the final distribution of the Merger Shares in accordance with the terms of this Agreement and the Reorganization Agreement.

          9. SUCCESSOR. This Agreement shall be binding on all heirs, legal representatives, successors and assigns of the undersigned.

          10. SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

          11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall be deemed to be one and the same instrument.


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          IN WITNESS  WHEREOF,  the  undersigned  has executed this Agreement or caused the same to be executed as of the day, month and year first above written.

                                         Dated: December ____, 1998

Shareholder Address                      __________________________
                                         (Signature)

-----------------------------            --------------------------
                                         (Signature if held jointly)

Please date this Agreement, sign your name exactly as it appears hereon and mail promptly in the enclosed envelope. Where thee is more than one owner, each should sign. When signing as an attorney. administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.